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                                                                      EXHIBIT 10

                             AMENDMENT NUMBER ONE

                                      TO

                             AMENDED AND RESTATED

                       EAGLE POINT SOFTWARE CORPORATION

                       1995 EMPLOYEE STOCK PURCHASE PLAN

     WHEREAS, Eagle Point Software Corporation, a Delaware corporation (the "Corporation"), has adopted and maintains an employee stock purchase plan for the benefit of eligible employees titled the "Amended and Restated Eagle Point Software Corporation 1995 Employee Stock Purchase Plan" (the "Plan"); and

     WHEREAS, the Corporation desires to further amend the Plan to permit the Purchase Periods thereunder to be changed or suspended;

     NOW, THEREFORE, pursuant to the power of amendment contained in Section 8 of the Plan, the Plan is hereby amended effective immediately by adding the following sentence at the end of Section 3:

          Notwithstanding the preceding sentence, the Board or the Committee, at any time, may change the date on which a Purchase Period begins or may have no Purchase Period occur during any one or more of the periods described in the preceding sentence.